                              AMENDED AND RESTATED
                     1989 INCENTIVE STOCK COMPENSATION PLAN
                                       OF
                                 MAGNETEK, INC.

          MAGNETEK, INC., a corporation organized under the laws of the State of Delaware hereby adopts this 1989 Incentive Stock Compensation Plan of MagneTek, Inc. The purposes of this Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under awards of restricted and unrestricted stock, performance units, stock appreciation rights, restricted stock rights and options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE I
                      DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.1    RULES OF CONSTRUCTION

          As used herein, the masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


SECTION 1.2    DEFINITIONS

          As used herein:

          BOARD shall mean the Board of Directors of the Company.

          CODE shall mean the Internal Revenue Code of 1986, as amended.

          COMMITTEE shall mean the Compensation Committee of the Board, appointed as provided in Section 11.1.

          COMPANY shall mean MagneTek, Inc. In addition, COMPANY shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which
Section 424(a) of the Code applies.

          DIRECTOR shall mean a member of the Board.

          EMPLOYEE shall mean any employee (as defined in accordance with the Regulations then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent


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

Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

          EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

          FAIR MARKET VALUE of a share of the Company's stock on a given determination date shall be: (i) the mean between the highest and lowest sales prices of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such determination date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as such prices are quoted in THE WALL STREET JOURNAL; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the mean between the highest and lowest sales prices (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such determination date as reported by NASDAQ or such successor quotation system; or
(iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such determination date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

          INCENTIVE STOCK OPTION shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          NON-QUALIFIED OPTION shall mean an Option other than an Incentive Stock Option.

          OFFICER shall mean an officer of the Company, any Parent Corporation or any Subsidiary.

          OPTION shall mean an option to purchase capital stock of the Company, granted under the Plan. OPTIONS includes both Incentive Stock Options and Non-Qualified Options.

          OPTIONEE shall mean an Employee to whom an Option is granted under the Plan.

          PARENT CORPORATION shall mean any corporation that is a "parent" of the Company within the meaning of Rule 405 under the Securities Act; provided, that with respect to the provisions of the Plan relating to Incentive Stock Options, such term shall have the meaning ascribed to it in the applicable provisions of the Code and the Regulations promulgated thereunder.

          PARTICIPANT shall mean an Employee or Director who shall have been granted an Option, a Stock Appreciation Right, Restricted Stock, a Stock Award or a Performance Unit under the Plan.

          PERFORMANCE PERIOD shall mean a period of time determined by the Committee over which the performance goals associated with a Performance Unit are to be achieved.

          PLAN shall mean this 1989 Incentive Stock Compensation Plan of MagneTek, Inc.

          RESTRICTED PERIOD shall mean the period of time for which Restricted Stock or a Restricted Stock Right is subject to forfeiture or other Restrictions pursuant to the Plan.

          RESTRICTED STOCK shall mean capital stock of the Company issued pursuant to Articles VII and VIII of the Plan.

          RESTRICTED STOCKHOLDER shall mean a person to whom Restricted Stock has been issued under the Plan.

          RESTRICTED STOCK RIGHT shall mean a right to be issued shares of the Company's capital stock, granted pursuant to Articles VII and VIII of the Plan.


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          RESTRICTIONS shall mean the restrictions on Restricted Stock or
Restricted Stock Rights imposed by the Committee by the terms of an individual Restricted Stock Agreement or Restricted Stock Right Agreement and shall include the requirement that such Restricted Stock or Restricted Stock Rights be forfeited back to, or subject to mandatory repurchase by, the Company upon a Termination of Employment for the reasons specified in such Restricted Stock Agreement or Restricted Stock Right Agreement.

          SECRETARY shall mean the Secretary of the Company.

          SECURITIES ACT shall mean the Securities Act of 1933, as amended.

          SUB-COMMITTEE shall mean any Sub-Committee, comprised of one or more individuals, of the Committee appointed as provided in Section 11.1.

          STOCK APPRECIATION RIGHT shall mean a stock appreciation right granted under the Plan.

          STOCK AWARD shall mean an award of capital stock of the Company pursuant to Article IX of the Plan.

          SUBSIDIARY shall mean any corporation of which the Company has "control" within the meaning of Rule 405 under the Securities Act; provided, that with respect to the provisions of the Plan relating to Incentive Stock Options, such term shall have the meaning ascribed to it in the applicable provisions of the Code and the Regulations promulgated thereunder.

          TERMINATION OF EMPLOYMENT shall mean the time when the employee-employer relationship between the Participant and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary and, except with respect to Incentive Stock Options, terminations where immediately thereafter the former Employee is a Director. In the case of a Director who is not an Employee, Termination of Employment shall mean the time when the Director ceases to be a Director for any reason, including, but not by way of limitation, a cessation by resignation, discharge, death or retirement, but excluding cessations where there is a simultaneous or prior and continuing employment of the former Director by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable Regulations under said Section.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1    SHARES SUBJECT TO PLAN

          The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options and Stock Appreciation Rights or as Restricted Stock or Stock Awards or at the end of the term of Restricted


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Stock Rights shall not exceed the sum of (i) the 1,250,000 shares originally authorized and reserved for issuance under the Plan; plus (ii) annual amounts equal to 1.5% (one and one-half percent) of the total issued and outstanding Common Stock as of the last day of fiscal years 1991, 1992 and 1993; plus
(iii) annual amounts equal to 3% (three percent) of the total issued and outstanding Common Stock as of the last day of fiscal year 1994 and each full or partial fiscal year thereafter that the Plan is in effect. Any unused portion of the respective foregoing percentage limits in any fiscal year, together with any shares which remain available under clause (i) or become available under Sections 2.2, 2.3, 2.4, or 2.5 hereof, shall be carried forward and available for grant in succeeding fiscal years. Notwithstanding the foregoing, the maximum number of shares of stock which may be issued upon exercise of Incentive Stock Options under the Plan shall not exceed the 1,250,000 shares originally authorized and reserved for issuance under the Plan.

SECTION 2.2    UNEXERCISED OPTIONS

          If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned or issued upon exercise of Stock Appreciation Rights or as Restricted Stock or Stock Awards or issued at the end of the term of Restricted Stock Rights hereunder, subject to the limitations of Section 2.l.

SECTION 2.3    EXERCISED STOCK APPRECIATION RIGHTS

          To the extent that a Stock Appreciation Right shall have been exercised, the number of shares subject to any related Option, or portion thereof, may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.4    FORFEITED RESTRICTED STOCK

          Any shares of Restricted Stock forfeited to the Company pursuant to Restrictions may again be optioned or issued upon exercise of Stock Appreciation Rights or as Restricted Stock or Stock Awards or issued at the end of the term of Restricted Stock Rights hereunder, subject to the limitations of Section 2.1.

SECTION 2.5    FORFEITED RESTRICTED STOCK RIGHTS

          Any shares of the Company's capital stock relating to Restricted Stock Rights forfeited to the Company pursuant to Restrictions may again be optioned or issued upon exercise Stock Appreciation Rights or as Restricted Stock or Stock Awards or issued at the end of the term of Restricted Stock Rights hereunder, subject to the limitations of Section 2.1.

SECTION 2.6    CHANGES IN COMPANY'S SHARES

          In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares to which Options, Stock Appreciation Rights, Restricted Stock, Stock Awards and Restricted Stock Rights thereafter to be granted or issued under this Plan shall relate, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options, as Restricted Stock or Stock Awards or at the end of the term of Restricted Stock Rights.


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

                                   ARTICLE III

                                GRANT OF OPTIONS

SECTION 3.1    ELIGIBILITY

          Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary and any Director of the Company shall be eligible to be granted Options, except as provided in
Section 3.2 and 11.1(a).

SECTION 3.2    QUALIFICATION OF INCENTIVE STOCK OPTIONS

          No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

SECTION 3.3    GRANTING OF OPTIONS

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) Determine which Employees are executive or other key Employees and select from among the executive or other key Employees or Directors (including those to whom Options, Stock Appreciation Rights and/or Restricted Stock Rights have been previously granted and/or Restricted Stock, Stock Awards and/or Performance Units have previously been issued under the Plan) such of them as in its opinion should be granted Options; and

              (ii) Determine the number of shares to be subject to such Options granted to such selected executive or other key Employees or Directors, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

             (iii) Determine the terms and conditions of such Options, consistent with the Plan.

          (b) Upon the selection of an executive or other key Employee or Director to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Optionee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.


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

                                   ARTICLE IV

                                TERMS OF OPTIONS

SECTION 4.1    OPTION AGREEMENT

          Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

SECTION 4.2    OPTION PRICE

          The price of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that (i) the price per share for Non-Qualified Options shall be not less than 100% of the Fair Market Value of such shares determined as of the date such Option is granted; (ii) the price per share for Incentive Stock Options other than those described in clause (iii) shall be not less than 100% of the Fair Market Value of such shares determined as of the date such Option is granted; and (iii) in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares determined as of the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

SECTION 4.3    COMMENCEMENT OF EXERCISABILITY

          (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

          (b) Subject to the provisions of Sections 4.3(a), 4.3(c) and 12.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each Stock Option Agreement; PROVIDED, HOWEVER, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(c) and 12.3, accelerate the time at which such Option or any portion thereof may be exercised.

          (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

          (d) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be treated as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

SECTION 4.4    EXPIRATION OF OPTIONS

          (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:


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               (i)  The expiration of ten years from the date the Option was granted; or

              (ii) In the case of an Incentive Stock Option granted to an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

             (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

              (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

               (v) The expiration of one year from the date of the Optionee's death.

          (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each Stock Option Agreement, when such Option expires and becomes unexercisable. Notwithstanding the foregoing, the Committee may provide in the terms of Stock Option Agreements that Options expire immediately upon a Termination of Employment for any reason.

SECTION 4.5    CONSIDERATION

          In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted, or in the case of an Optionee who is a non-employee Director, to remain a Director for such period. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or to remain a Director or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6    ADJUSTMENTS IN OUTSTANDING OPTIONS

          In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.


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SECTION 4.7    MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

          (a) The Committee shall provide by the terms of each Option that, upon or in connection with the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation person or group of all or substantially all of the Company's assets or 40% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the
Company:

               (i) If so provided in the relevant agreement relating to a merger, consolidation, acquisition of assets, liquidation or dissolution, such Option shall be either assumed or replaced by a substitute option, as applicable, issued by the successor or Parent Corporation resulting from such transaction, without any further action on the part of the Committee or the Optionee.

              (ii) If no provision is made as set forth in (i), or in the event of an acquisition of 40% or more of the Company's then outstanding voting stock to which subsection (iii) is inapplicable, such Option shall become fully exercisable from and after the date which is thirty days prior to the effective date of the transaction and until the normal expiration thereof.

             (iii) In the event of an acquisition of 40% or more the Company's then outstanding voting stock (other than pursuant to a merger resulting in the ownership of all of the Company's outstanding Common Stock by another corporation), if as a result of the transaction the Company's Common Stock will cease to be traded on a national stock exchange, listed as a National Market Issue on the National Market System or quoted on the NASDAQ quotation system, each Option which has not been exercised prior to the consummation of the transaction shall be converted automatically into the right to receive, within thirty days of such consummation, an amount in cash equal to the difference between the aggregate exercise price for all shares subject to the Option (whether or not then subject to exercise) and the Fair Market Value of such shares on the date which is the last trading date preceding the consummation of such transaction.

              (iv) The foregoing provisions shall have no application to a merger in which (A) the Company is the surviving corporation, (B) no person or group acquires 40% or more of the Company's outstanding voting stock and (C) the shares of the Company's Common Stock outstanding prior to the merger remain outstanding thereafter.

          (b) The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with (i) any acceleration of exercisability pursuant to subsection
(a)(ii), including, but not by way of limitation, provisions to ensure that any such acceleration shall be conditioned upon the consummation of the contemplated corporate transaction, and (ii) determinations regarding whether provisions for assumption or substitution have been made as defined in subsection (a)(i).

                                    ARTICLE V

                               EXERCISE OF OPTIONS

SECTION 5.1    PERSON ELIGIBLE TO EXERCISE

          During the lifetime of Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time


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when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2    PARTIAL EXERCISE; NO FRACTIONAL SHARES

          The Committee may, by the terms of a Stock Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares. The Company shall not be required to issue fractional shares upon the exercise of Options.

SECTION 5.3    MANNER OF EXERCISE

          An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

          (a) Notice in writing by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

          (b)  Full payment:

               (i) By delivery of cash or a check for the shares with respect to which such Option or portion is thereby exercised; or

              (ii) To the extent provided by the terms of the Option or otherwise with the consent of the Committee, by delivery to the Company of shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise the Option or portion thereof, with Fair Market Value determined as of the date of delivery equal to the aggregate Option price of the shares with respect to such Option or portion is thereby exercised; or

             (iii) To the extent provided by the terms of the Option or otherwise with the consent of the Committee, by retention by the Company of shares of the Company's Common Stock to be issued with a Fair Market Value determined as of the date of issuance equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

              (iv) By means of any combination of the consideration provided in the foregoing subsections (i), (ii) or (iii); and

          (c)  On or prior to the date the same is required to be withheld:

               (i) Full payment (in cash or by check) of any amount that must be withheld by the Company, any Parent Corporation or any Subsidiary for federal, state and/or local tax purposes in connection with the exercise of the Option; or

              (ii) To the extent provided by the terms of the Option or otherwise with the consent of the Committee, full payment by delivery to the Company of shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise the Option or portion thereof, with a Fair Market Value determined as of the date of delivery equal to the amount


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

          that must be withheld by the Company, any Parent Corporation or any Subsidiary for federal, state and/or local tax purposes in connection with the exercise of the Option; or

             (iii) To the extent provided by the terms of the Option or otherwise with the consent of the Committee, full payment by retention by the Company of shares of the Company's Common Stock to be issued with a Fair Market Value determined as of the date of issuance equal to the amount that must be withheld by the Company, any Parent Corporation or any Subsidiary for federal, state and/or local tax purposes in connection with the exercise of the Option; or

              (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii);

PROVIDED, HOWEVER, that if the Optionee is an Officer or Director of the Company required to file reporting forms pursuant to Section 16 of the Exchange Act, then if and to the extent required by Rule 16b-3 thereunder, an election to make full payment by the means described in Section 5(b)(iii) or Section 5(c)(iii) shall be subject to the discretion of, and may be rejected by, the Committee, and shall be made more than six months after the grant of the Option and either
(x) made and the Option exercised only during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date or (y) irrevocably made more than six months prior to the exercise of the Option in the case of Section 5(b)(iii) and more than six months prior to the date the amount of tax to be withheld is determined in the case of Section and 5(c)(iii); and

          (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on shares certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4    CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

          The shares of stock issuable and deliverable upon the exercise of any Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and


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          (c)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5    RIGHTS AS SHAREHOLDERS

          The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6    TRANSFER RESTRICTIONS

          The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                            STOCK APPRECIATION RIGHTS

SECTION 6.1    ELIGIBILITY

          Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary and any Director of the Company (except as provided in Section 11.1) shall be eligible to be issued Stock Appreciation Rights.

SECTION 6.2    GRANTING OF STOCK APPRECIATION RIGHTS

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) Determine which Employees are executive or key Employees and select from among the executive or key Employees or Directors (including those to whom Options, Stock Appreciation Rights and/or Restricted Stock Rights have been previously granted and/or Restricted Stock, Stock Awards and/or Performance Units have been previously issued) such of them as in its opinion should be granted Stock Appreciation Rights; and

              (ii) Determine the amount of Stock Appreciation Rights to be granted to such selected executive or key Employees or Directors; and

             (iii) Determine the terms and conditions applicable to such Stock Appreciation Rights, consistent with the Plan.

          (b) Stock Appreciation Rights may be granted (i) in connection and simultaneously with the grant of Options, (ii) with respect to previously granted Options or (iii) not in connection with Options.

SECTION 6.3    TERMS AND CONDITIONS

          A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

          (a) A Stock Appreciation Right granted in connection with a particular Option shall be exercisable only to the extent the related Option is exercisable.

          (b) A Stock Appreciation Right granted in connection with a particular Option shall be granted to the Optionee to the maximum extent of 100% of the number of shares subject to the Option.

          (c) A Stock Appreciation Right granted in connection with a particular Option shall entitle the Optionee (or other person entitled to exercise the Option pursuant to Section 5.1) to surrender unexercised a portion of the Option to which the Stock Appreciation Right relates to the Company and to receive from the Company in exchange therefor an amount, payable in cash or, in the discretion of the Committee, shares of the Company's Common Stock, determined by multiplying the lesser of (i) the difference obtained by subtracting the Option exercise price per share of the Company's Common Stock subject to the related Option from the Fair Market Value of a share of the Company's Common Stock determined as of the date of exercise of the Stock Appreciation Right or (ii) two times the Option exercise price per share of the Company's Common Stock subject to the related Option, by the number of shares of stock subject to the related Option with respect to which the Stock Appreciation Right shall have been exercised.

          (d) A Stock Appreciation Right not granted in connection with a simultaneously or previously granted Option shall entitle the Participant to receive from the Company an amount, payable in cash or, in the discretion of the Committee, shares of the Company's Common Stock, measured by reference to the increase, if any, in the Fair Market Value of the Company's Common Stock determined over the period from the date the Stock Appreciation Right was granted through and including the date the Stock Appreciation Right is exercised.

SECTION 6.4    EXERCISE OF STOCK APPRECIATION RIGHTS

          (a) No Stock Appreciation Right granted in connection with a particular Option shall be exercisable during the first six months after grant.

          (b) A Stock Appreciation Right may only be exercised during the period beginning on the third business day following the date of the release of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

                                   ARTICLE VII

            ISSUANCE OF RESTRICTED STOCK AND RESTRICTED STOCK RIGHTS

SECTION 7.1    ELIGIBILITY

          Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary and any Director of the Company (except as provided in Section 11.1) shall be eligible to be issued Restricted Stock and Restricted Stock Rights.

SECTION 7.2    ISSUANCE OF RESTRICTED STOCK AND RESTRICTED STOCK RIGHTS

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) Determine which Employees are executive or key Employees and select from among the executive and key Employees or Directors (including those to whom Options, Stock Appreciation Rights and/or Restricted Stock Rights have been previously granted and/or Restricted Stock, Stock Awards and/or Performance Units have been previously issued) such of them as in its opinion should be issued Restricted Stock and/or granted Restricted Stock Rights; and

              (ii) Determine the number of shares of Restricted Stock to be issued and the amount of Restricted Stock Rights to be granted to such selected executive or key Employees or Directors; and

             (iii) Determine the terms, conditions and Restrictions applicable to such Restricted Stock and Restricted Stock Rights, consistent with the Plan.

          (b) Shares Of the Company's capital stock issued as Restricted Stock may be either previously authorized but unissued shares or issued shares which have been acquired by the Company. The Committee shall establish the price to be paid by a Restricted Stockholder for the issuance of Restricted Stock, which price shall not be less than the minimum consideration required by applicable law.

          (c) Shares of the Company's capital stock to be issued at the end of the term of a Restricted Stock Right may be either previously authorized but unissued shares or issued shares which have been acquired by the Company. The Committee shall establish the consideration to be furnished by the Participant in exchange for the grant of Restricted Stock Rights and the issuance of shares of the Company's capital stock pursuant thereto, which consideration may include services to be rendered to the Company prior to the issuance of such shares.

          (d) Upon the selection of an executive or key Employee or other eligible person to be issued Restricted Stock or granted Restricted Stock Rights, the Committee shall instruct the Secretary to issue such Restricted Stock or grant such Restricted Stock Rights and may impose such conditions on the issuance of such Restricted Stock or grant of such Restricted Stock Rights as it deems appropriate.

                                  ARTICLE VIII

              TERMS OF RESTRICTED STOCK AND RESTRICTED STOCK RIGHTS

SECTION 8.1    RESTRICTED STOCK AGREEMENT

          Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Restricted Stockholder and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

SECTION 8.2    RESTRICTED STOCK RIGHT AGREEMENT

          Restricted Stock Rights shall be issued only pursuant to a written Restricted Stock Right Agreement, which shall be executed by the Participant and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

SECTION 8.3    CONSIDERATION

          As partial consideration for the issuance of Restricted Stock or the grant of Restricted Stock Rights, the Participant shall agree, in the written Restricted Stock Agreement or Restricted Stock Right Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Restricted Stock is issued or the Restricted Stock Rights are granted, or in the case of a Participant who is a non-employee Director, to remain a Director for such period. Nothing in this Plan or in any Restricted Stock Agreement or Restricted Stock Right Agreement hereunder shall confer upon any Participant any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or to remain a Director or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate or discharge any Participant at any time for any reason whatsoever, with or without cause.

SECTION 8.4    RIGHTS AS SHAREHOLDERS

          (a) Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 8.8, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

          (b) The holder of a Restricted Stock Right shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares of the Company's capital stock issuable upon the end of the term of a Restricted Stock Right unless and until a certificate representing such shares Has been issued by the Company to such holder.

SECTION 8.5    RESTRICTIONS

          All shares of Restricted Stock issued (including any shares received by holders thereof as a result of stock dividends, stock splits or any other forms of recapitalization) and all Restricted Stock Rights granted under this Plan shall be subject to such Restrictions as the Committee shall provide in the terms of each individual Restricted Stock Agreement or Restricted Stock Right Agreement; PROVIDED, HOWEVER, that by a resolution adopted after the Restricted Stock is issued or the Restricted Stock Rights are granted, the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 12.3, remove any or all of the Restrictions imposed by the terms of the Restricted Stock Agreement or Restricted Stock Right Agreement. All Restrictions shall expire within ten years of the date of issuance. Restricted Stock may not be sold or encumbered until all Restrictions are terminated or expire.

SECTION 8.6    FORFEITURE

          The Committee shall provide in the terms of each individual Restricted Stock Agreement or Restricted Stock Right Agreement that the Restricted Stock or Restricted Stock Rights then subject to Restrictions be forfeited by the Participant back to the Company immediately upon a Termination of Employment for any reason during the Restricted Period; PROVIDED, HOWEVER, that provision may be made that no such forfeiture shall occur in the event of a Termination of Employment because of Employee's or Director's normal retirement, death, total disability or early retirement with the consent of the Committee.

SECTION 8.7    MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

          The Committee may provide, in the terms of the individual Restricted Stock Agreement or Restricted Stock Right Agreement, that upon the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the

Company's assets or 40% or more of the Company's then outstanding voting stock or the liquidation of the Company, the Restrictions relating to some or all shares of Restricted Stock or Restricted Stock Rights then outstanding shall immediately expire and/or that some or all of such shares or Restricted Stock Rights shall cease to be subject to forfeiture under Section 8.6.

SECTION 8.8    ESCROW

          The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement expire or shall have been removed; PROVIDED, HOWEVER, that in no event shall any Restricted Stockholder retain physical custody of any certificates representing Restricted Stock issued to him.

SECTION 8.9    LEGEND

          In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to Restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

ARTICLE IX

ISSUANCE OF STOCK AWARDS

SECTION 9.1    ELIGIBILITY

          Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary and any Director of the Company (except as provided in Section 11.1) shall be eligible to be issued Stock Awards.

SECTION 9.2    ISSUANCE OF STOCK AWARDS

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) Determine which Employees are executive or key Employees and select from among the executive or key Employees or Directors (including those to whom Options, Stock Appreciation Rights and/or Restricted Stock Rights have been previously granted and/or Restricted Stock, Stock Awards and/or Performance Units have been previously issued) such of them as in its opinion should be issued Stock Awards; and

              (ii) Determine the number of shares of Common Stock to be issued to such selected executive or key Employees or Directors.

          (b) Shares of the Company's capital stock issued as Stock Awards may be either previously authorized but unissued shares or issued shares which have been acquired by the Company.

          (c) Stock Awards shall be issued for legal consideration (which may include previous or future services, as permitted by law) but no other payment. Capital stock issued pursuant to a Stock Award shall not be subject to Restrictions or forfeiture by the terms of the Plan.

                                    ARTICLE X

                          ISSUANCE OF PERFORMANCE UNITS

SECTION 10.1   ELIGIBILITY

          Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary and any Director of the Company (except as provided in Section 11.1) shall be eligible to be issued Performance Units.

SECTION 10.2   ISSUANCE OF PERFORMANCE UNITS

          The Committee shall from time to time, in its absolute discretion:

               (i) Determine which Employees are executive or key Employees and select from among the executive or key Employees or Directors (including those to whom Options, Stock Appreciation Rights and/or Restricted Stock Rights have been previously granted and/or Restricted Stock, Stock Awards and/or Performance Units have been previously issued) such of them as in its opinion should be issued Performance Units; and

              (ii) Determine the terms and conditions applicable to such Performance Units, consistent with the Plan.

SECTION 10.3   TERMS OF PERFORMANCE UNITS

          (a) At the time that Performance Units are issued, the Committee shall designate certain goals for the financial and other business performance of the Company, its Parent Corporations and its Subsidiaries and the Performance Period over which such goals are to be achieved. Such designated goals must be achieved in order for a Participant to receive the full value of the Performance Units following the end of the Performance Period. To the extent earned upon the achievement of such designated goals during the Performance Period, all Performance Units shall be payable in cash as soon as practicable following the end of the Performance Period.

          (b) The Committee shall determine the terms and conditions of the Performance Units, consistent with the Plan. The Committee shall provide by the terms of each individual Performance Unit that the Performance Unit be forfeited by the Participant back to the Company immediately upon a Termination of Employment for any reason during the Performance Period; PROVIDED, HOWEVER, that provision may be made that no such forfeiture shall occur in the event of a Termination of Employment because of the Participant's normal retirement, death, total disability or early retirement with the consent of the Committee.

                                   ARTICLE XI

                                 ADMINISTRATION

SECTION 11.1   COMMITTEE

          (a) The Committee shall consist of at least three Directors, appointed by and holding office during the pleasure of the Board, none of whom shall be Officers. Notwithstanding any other provision in the Plan, no Options or Stock Appreciation Rights may be granted and no Restricted Stock, Stock Awards or Performance Units may be issued to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a

"disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, if and as such Rule is then in effect.

          (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

          (c) The Board or the Committee may from time to time appoint one or more Sub-Committees comprised of one or more Officers, Directors or others, which Sub-Committee shall have the powers of the Committee described in Articles III and IV of the Plan solely with respect to the grant of Options to Employees who are not then Directors or Officers of the Company within the meaning of Rule 16a-1(f) promulgated under the Exchange Act, if and as such Rule is then in effect except for those powers described in Sections 3.3(b), 4.3, 4.6 and 4.7. Each such sub-Committee may be subject to any such additional restrictions or limitations as the Board or the Committee may impose at any time. Each Sub-Committee so appointed may be disbanded by the Board or the Committee at any time, provided that no such termination shall affect the validity of any Option theretofore approved by any such Sub-Committee.

SECTION 11.2   DUTIES AND POWER OF COMMITTEE

          It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Rights, Stock Awards and Performance Units and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

SECTION 11.3   MAJORITY RULE

          The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 11.4   COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

          Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE XII

                                OTHER PROVISIONS

SECTION 12.1   RIGHTS NOT TRANSFERABLE

          No Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Right or Performance Unit or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that nothing in this
Section 12.1 shall prevent transfers by will or by the applicable laws of the descent and distribution. The provisions of this Section 12.1 shall not apply to the capital stock of the Company issued pursuant to a Stock Award under the Plan.

SECTION 12.2   AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

          The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 2.4, amend or modify the Plan to:

          (a) increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options or Stock Appreciation Rights, as Restricted Stock or Stock Awards or at the end of the term of Restricted Stock Rights;

          (b)  modify the eligibility requirements of Section 3.1, Section 6.1,
Section 7.1, Section 9.1 or Section 10.1;

          (c)  reduce the minimum Option price requirements of Section 4.2(a);
or

          (d) extend the limit imposed in this Section 12.2 on the period during which Options, Stock Appreciation Rights or Restricted Stock Rights may be granted or Restricted Stock, Stock Awards or Performance Units may be issued.

Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, Stock Appreciation Right, Restricted Stock, Stock Award, Restricted Stock Right or Performance Unit, alter or impair any rights or obligations under any Option, Stock Appreciation Right or Restricted Stock Right theretofore granted or Restricted Stock, Stock Award or Performance Unit theretofore issued. No Option, Stock Appreciation Right or Restricted Stock Right may be granted and no Restricted Stock, Stock Award or Performance Unit may be issued during any period of suspension nor after termination of the Plan, and in no event may any Option, Stock Appreciation Right or Restricted Stock Right be granted or any Restricted Stock, Stock Award or Performance Unit be issued under this Plan after the first to occur of the following events:

               (i) The expiration of ten years from the date the Plan is adopted by the Board; or

          (ii) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 12.3.

SECTION 12.3   APPROVAL OF PLAN BY SHAREHOLDERS

          This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options, Stock Appreciation Rights and Restricted Stock Rights may be granted and Restricted Stock and Performance Units (but not Stock Awards) may be issued prior to such shareholder approval; PROVIDED, HOWEVER, that such Options and Stock Appreciation Rights shall not be exercisable, and shares of the Company's capital stock shall not be issuable under Restricted Stock Rights, prior to the time when the Plan is approved by the shareholders; PROVIDED, FURTHER, that if such approval has not been obtained at the end of said 12-month period, all Options, Stock Appreciation Rights and Restricted Stock Rights previously granted and all Restricted Stock and Performance Units previously issued under the Plan shall thereupon be cancelled and become null and void.

SECTION 12.4   EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, and Parent Corporation or any Subsidiary or (b) to grant or assume options, stock appreciation rights or restricted stock rights or to issue or award restricted or unrestricted stock or performance units otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options, stock appreciation rights or restricted stock rights or the issuance or award of restricted or unrestricted stock or performance units in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.